                                                                    Exhibit 23.4

                       CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the use in the prospectus constituting part of this Registration Statement on Form S-1 of our report dated June 4, 1999, relating to the financial statements of ITW NewCorp, Inc. which appears in such prospectus. We also consent to the reference to us under "Experts" in such prospectus.

/s/ PricewaterHouse Coopers LLP

San Francisco, California
June 11, 1999